March 2021 Presentation

Investor Presentation – March 20211 Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).

Investment Highlights

New Vintage Net Lease Portfolio with Strong External Growth Potential Creates a Compelling Investment Opportunity

Highlight	Metric	Metric
Newly Assembled Portfolio of Single-Tenant Net Lease Properties with Long Duration Leases and Solid Unit-Level Rent Coverage	14.5 Years of Weighted Average Lease Term (WALT)[1]	2.9x Unit-Level Rent Coverage[1]
Experienced Senior Management Team with Track Record of Growing and Managing Public Net Lease Companies to Significant Scale	60+ Years of Collective Net Lease Experience	$2.6B of Undepreciated Total Gross Assets[1]
Small-Scale, Single-Tenant Properties Leased to Service-Oriented and Experienced-Based Businesses	~95% Service and Experiential Cash ABR[2]	$2.1mm Average Investment Per Property
Disciplined and Proven Investment Strategy Targeting Growth via Sale-Leaseback Transactions with Middle-Market Companies	84.5% Internally-Originated Sale-Leasebacks[2,3]	~$150mm Average Quarterly Investment Activity[4]
Balance Sheet Positioned to Fund External Growth Opportunities While Maintaining Conservative Long-Term Leverage Profile	4.8x Net Debt-to-Adjusted Annualized EBITDAre[1]	<6.0x Targeted Leverage

1. As of December 31, 2020.
2. Based on cash ABR as of December 31, 2020.
3. Exclusive of GE Seed Portfolio.
4. Average quarterly investment activity represents the trailing eight quarter average as of December 31, 2020.

2

Investor Presentation – March 2021

ESSENTIAL PROPERTIES

Executive Summary

With a Stabilized Portfolio and Well Positioned Balance Sheet, We Continue to Execute Our External Growth Strategy

Stable Net Lease Portfolio	• **High Occupancy:** Our portfolio was 99.7% leased with three vacant properties at 4Q'20-end • **Solid Coverage:** Unit-level coverage of 2.9x with 98% of ABR required to report unit-level P&Ls • **De-Minimis Near-Term Expirations:** <1% and <5% of ABR, respectively, expiring through 2023 and 2025 • **Fungible & Diversified:** Average asset size is $2.1mm; Top 10 tenants represent just 21% of ABR
Well Positioned Balance Sheet with Ample Liquidity	• **Low Leverage:** Net Debt / Annualized Adjusted EBITDA*re* was 4.8x at 4Q'20-end • **Flexible Debt Structure:** We have no debt maturities until 2024[1] • **Liquidity:** As of 4Q'20, we had $33mm in available cash, $382mm of capacity on our unsecured credit facility, and $270mm of additional unsecured debt via our two accordions; we continue to maintain an active ATM program
Consistent & Disciplined External Growth	• **1Q'21 Investment Activity:** Completed ~$53mm[2] of QTD investments at a 7.2% cash yield with another ~$114mm under PSA and ~$121mm under LOI, with a robust pipeline of additional opportunities • **1Q'21 Dispositions:** Sold ~$18mm[2] of properties QTD with wgt. avg. unit-level coverage of 1.4x • **Differentiated Investment Approach:** Our closed and probable investments are 75% sale-leaseback, 78% master leased and represent 88% repeat business

Closed[2] & Probable[3]


Other
2%
Child
Care
20%
Medical
35%
Auto
Service
19%
Car
Wash
2%
Quick-
Service
17%
Grocery
5%

1. Our unsecured credit facility expires in 2023, but has a one-year extension option
2. As of March 4, 2021, excluding transaction costs.
3. Probable references investments that are under PSA (including investments subject to sign and close agreements) and under LOI.

3 Investor Presentation – March 2021 ESSENTIAL PROPERTIES

Low Leverage and Ample Liquidity to Drive Robust AFFO/sh Growth

Ample Liquidity and Balance Sheet Capacity to Support External Growth

- **Strong Liquidity:** At December 31, 2020, we had $33mm in cash and $382mm available on our $400mm unsecured revolving credit facility for $415mm in total immediate liquidity
- **Leverage Well Below Long-Term Target of <6.0x:** Net Debt / Annualized Adjusted EBITDAre was 4.8x at 4Q'20, fixed charge coverage was 4.4x and debt as a percentage of undepreciated gross assets was 31%
- **Unsecured Credit Facility:** At December 31, 2020, we had $18mm outstanding balance on our $400mm revolver, which has a $200mm accordion feature
- **Unsecured Term Loans:** At December 31, 2020, we had fully drawn on our $200mm five-year and $430mm seven-year term loans. Additionally, the $430mm seven-year term loan has a $70mm accordion feature

Net Debt + Preferred / EBITDAre

(Net Debt plus Preferred-to-Adjusted Annualized EBITDAre[1])



4.8x
4.8x
4.9x
5.2x
5.2x
5.3x
5.5x
5.6x
5.7x
6.1x
Getty Realty
BROADSTONE
FCPT
STORE
SPIRIT
VEREIT

2021E AFFO per Share Growth[2]



10.6%
10.0%
8.4%
6.9%
6.3%
5.8%
4.8%
3.7%
3.3%
2.1%
BROADSTONE
FCPT
Getty Realty
STORE
VEREIT
SPIRIT

Source: Public filings, Factset, and SNL.

Note: Financial data as of December 31, 2020.

1. Companies may calculate Adjusted Annualized EBITDAre differently; accordingly such data for EPRT and these companies may not be comparable.
2. 2021E AFFO per share growth is calculated using FactSet mean 2021E AFFO per share estimates and 2020A AFFO per share. BNL 2020A AFFO calculated using 4Q'20 AFFO, annualized, to adjust for timing of IPO. NNN 2020A AFFO of $2.68 excludes the net straight-line accrued rent impact of the rent deferrals (repayments) from the COVID-19 rent deferral lease amendment of $30mm for the year ended December 31, 2020.

4

Investor Presentation – March 2021

ESSENTIAL PROPERTIES

Investor Presentation – March 20215 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties  E-commerce resistant  Profit centers essential to tenant’s operations  Customers must visit to receive service/experience  Longer lease term  Unit-level financial reporting  Include contractual rent increases  Increases diversification  Deeper pool of potential buyers  Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to larger properties Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles Access to growth capital for middle- market businesses is limited and results in attractive risk- adjusted returns

Investor Presentation – March 20216 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities Relationship-Based Sourcing 1. Percentage of portfolio cash ABR as of December 31, 2020 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of GE Seed Portfolio. 2. Percentage of portfolio cash ABR as of December 31, 2020 that was attributable to internally originated sale-leaseback transactions. Exclusive of GE Seed Portfolio. Repeat Business Through Existing Senior Management Relationships1 85.3% Internally Originated Sale- Leaseback Transactions2 84.5% Tenant Relationships 45.0% Underwriting Methodology Industry View • Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant • Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability • Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation • Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

Investor Presentation – March 20217 New Vintage Portfolio is Focused on Targeted Industries Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Investment Properties (#)1 1,181 Square Footage (mm) 10.2 Tenants (#) 238 Industries (#) 17 States (#) 43 Weighted Average Remaining Lease Term (Years) 14.5 Master Leases (% of Cash ABR) 61.1% Sale-Leaseback (% of Cash ABR)2,3 84.5% Unit-Level Rent Coverage 2.9x Unit-Level Financial Reporting (% of Cash ABR) 98.2% Leased (%) 99.7% Top 10 Tenants (% of Cash ABR) 21.3% Average Investment Per Property ($mm) $2.1 1. Includes one undeveloped land parcel and 115 properties that secure mortgage loans receivable. 2. Exclusive of GE Seed Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Portfolio Highlights December 31, 2020 Tenant Industry Diversification • E-Commerce Resistant: 95% of cash ABR comes from service-oriented and experience-based tenants • Focus on 17 Industries: Results in greater sector expertise and more efficient asset management • Long WALT Limits Near-Term Cash Flow Erosion: <1% and <5% of our respective ABR expires through 2023 and 2025 • Highly Transparent with No Legacy Issues: 98.2% unit-level reporting; investment program started in June 2016 Car Washes 15.5% Quick Service 13.9% Early Childhood Education 12.3% Medical / Dental 10.6% C-Stores 9.0% Auto Service 7.5% Casual Dining 4.5% Equipment Rental and Sales 3.3% Family Dining 3.2% Pet Care Services 2.6% Other Services 1.7% Health and Fitness 5.2% Entertainment 3.4% Movie Theatres 2.3% Grocery 1.5% Home Furnishings 1.3% Building Materials 2.0% Service 84.2%

Portfolio Summary

Our Top 10 Tenants Operate 231 Properties and Represent 21.3% of Cash ABR

Top 10 Tenants

Top 10 Tenants[1,2]	Properties	% of Cash ABR
Captain D's	74	2.8%
Cadence Education	23	2.6%
Equipment Share	16	2.6%
Mister	13	2.3%
Couche-Tard / Circle K	34	2.1%
amc	5	1.9%
Mavis Tires & Brakes	19	1.8%
Learning Experience / Malvern School	13	1.7%
Zaxby's	20	1.7%
Driver's Edge	14	1.7%
Top 10 Tenants	**231**	**21.3%**
Total	**1,181**	**100.0%**

Diversification by Industry

Tenant Industry	Type of Business	Cash ABR ($'000s)	% of Cash ABR	# of Properties[3]	Building SqFt	Rent Per SqFt[4]
Car Washes	Service	$ 28,494	15.5%	118	549,914	$ 50.60
Quick Service	Service	25,536	13.9%	330	878,649	29.02
Early Childhood Education	Service	22,571	12.3%	99	1,042,979	21.25
Medical / Dental	Service	19,593	10.6%	118	752,604	25.29
Convenience Stores	Service	16,615	9.0%	142	576,687	28.81
Automotive Service	Service	13,782	7.5%	100	678,715	20.31
Casual Dining	Service	8,301	4.5%	55	337,769	24.95
Equipment Rental and Sales	Service	6,136	3.3%	26	500,710	12.25
Family Dining	Service	5,960	3.2%	40	232,723	27.34
Pet Care Services	Service	4,781	2.6%	35	281,475	16.98
Other Services	Service	3,114	1.7%	19	198,144	15.71
Service Subtotal		**$ 154,881**	**84.2%**	**1082**	**6,030,370**	**$ 25.49**
Health and Fitness	Experience	9,593	5.2%	25	1,004,189	9.55
Entertainment	Experience	6,280	3.4%	18	647,483	10.30
Movie Theatres	Experience	4,166	2.3%	6	293,206	14.21
Experience Subtotal		**$ 20,039**	**10.9%**	**49**	**1,944,878**	**$ 10.51**
Grocery	Retail	2,833	1.5%	16	609,908	4.64
Home Furnishings	Retail	2,476	1.3%	6	307,371	15.79
Retail Subtotal		**$ 5,309**	**2.9%**	**22**	**917,279**	**$ 6.92**
Building Materials	Industrial	3,748	2.0%	23	1,257,017	2.98
Total		**$ 183,977**	**100.0%**	**1,176**	**10,149,543**	**$ 18.33**

1. Represents tenant, guarantor or parent company.
2. Our Zaxby's concentration is with multiple franchises under the same ownership. Our Driver's Edge concentration is with GB Auto Service, Inc., which operates Driver's Edge and other auto service brands.
3. Property count includes 115 properties that secure mortgage loans receivable, but excludes two undeveloped land parcels and three vacant properties.
4. Calculation excludes properties with no annualized base rent and properties under construction.

8 Investor Presentation – March 2021 ESSENTIAL PROPERTIES

Investor Presentation – March 20219 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 T h e re a ft e r % o f C a s h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 31.1% Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of December 31, 2020 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.2% Corporate-Level Financial Reporting 98.3% Both Unit-Level and Corporate-Level Financial Information 98.0% No Financial Information 1.6% Rent Coverage Ratio (x) Rent Coverage Ratio (x) ≥ 2.00x 58.3% Not Reported 1.3% 1.50x to 1.99x 15.7% 1.00x to 1.49x 12.4% < 1.00x 12.3% Disciplined Underwriting Leading to Healthy Portfolio Metrics 98.2% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility

Investor Presentation – March 202110 Established and Proven Investment Infrastructure Scalable Platform Allows for Consistent Sourcing of Investment Activity at Attractive Yields without Sacrificing Underwriting Standards and Investment Focus 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross purchase price for the property plus transaction costs. 3. GAAP rent for the first twelve months after the investment divided by the gross purchase price for the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loan receivables collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 1Q’19 2Q’19 3Q’19 4Q’19 1Q’20 2Q’20 3Q’20 4Q’20 Number of Transactions 35 32 28 41 32 11 19 33 Property Count 51 91 139 94 63 13 50 108 Avg. Investment per Unit (in 000s) $2,303 $2,015 $1,174 $2,049 $2,551 $2,870 $2,866 $2,218 Cash Cap Rates2 7.5% 7.3% 7.5% 7.3% 7.1% 7.4% 7.1% 7.1% GAAP Cap Rates3 8.4% 8.1% 8.2% 8.0% 8.0% 8.1% 7.9% 7.7% Master Lease %4,5 47% 67% 73% 41% 54% 68% 79% 89% Sale-Leaseback %4,6 78% 65% 88% 81% 88% 100% 92% 88% % of Financial Reporting4 100% 100% 100% 99% 100% 100% 100% 100% Rent Coverage Ratio 3.2x 3.2x 3.2x 3.1x 2.7x 4.3x 2.8x 3.6x Lease Term Years 15.1 15.3 16.6 16.3 16.1 16.7 17.6 16.3 $118,187 $190,280 $173,590 $204,709 $167,490 $42,369 $148,877 $244,078 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 In v e s tm e n t A c ti v it y 1 ($ 0 0 0 s )

Investor Presentation – March 202111 Active Asset Management Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our aggregate allocated purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions in which only a portion of the owned parcel is sold. 5. Excludes the prepayment of two mortgage loans receivable for $4.6 million. 6. Excludes one property sold pursuant to an existing tenant purchase option. Dispositions 1Q’19 2Q’195 3Q’19 4Q’19 1Q’20 2Q’20 3Q’20 4Q’20 Realized Gain/(Loss)1,2 2.9% 1.3% 17.8% 8.5% 3.2% 6 29.5% (4.5%) (10.2%) Cash Cap Rate on Leased Assets3 6.6% 7.0% 6.7% 6.9% 7.1% 6 6.8% 7.0% 7.4% Leased Properties Sold4 7 10 9 7 10 3 11 21 Vacant Properties Sold4 -- 1 1 1 -- -- 3 2 Rent Coverage Ratio 1.8x 1.5x 1.1x 1.7x 0.7x 1.3x 2.2x 2.3x $10,480 $26,804 $19,495 $15,229 $19,571 $3,420 $19,595 $39,042 $0 $10,000 $20,000 $30,000 $40,000 D is p o s it io n A c ti v it y ( $ 0 0 0 s )1 • Dispositions Have Traded at Attractive Cap Rates: Since inception in 2016 through 2020, we have sold 195 properties for nearly $300mm in net proceeds and achieved a weighted average cash cap rate of 6.8% on the sale of 152 leased properties

Investor Presentation – March 202112 Leasing Summary Lease Escalations Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 79.6% 1.5% Every 2 years 2.1 1.5 Every 3 years 0.8 0.0 Every 4 years 0.4 0.9 Every 5 years 10.9 1.6 Other escalation frequencies 4.9 1.2 Flat 1.3 0.1 Total / Weighted Average 100.0% 1.5% Contractual Fixed 96% CPI 3% Flat 1% • Leases contributing 99% of cash ABR provided for base rent escalation, generally ranging from 1.0% to 3.0% annually, with a weighted average annual escalation rate of 1.5%, which assumes 0.0% change in annual CPI • 68% of cash ABR derived from flat leases is attributable to leases that provide for contingent rent based on a percentage of the tenant’s gross sales at the leased property 1. Based on cash ABR as of December 31, 2020. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented.

Investor Presentation – March 202113 $2 $4 $4 $5 $160 $200 $430 $0 $100 $200 $300 $400 $500 2020 2021 2022 2023 2024 2025 2026 M a tu ri n g P ri n c ip a l B a la n c e ( $ m m ) Secured ABS Notes Five-Year Unsecured Term Loan Seven-Year Unsecured Term Loan Revolving Credit Facility Availability Outstanding Revolving Credit Facility Debt Structure Allows for Capital Flexibility No Significant Debt Maturities Until 2024 Debt Maturity Schedule1,2,3 1. Debt balances are as of December 31, 2020. 2. Maturity figures for our secured debt are based off our anticipated repayment schedule. 3. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. The Series 2017-1 notes can be prepaid without penalty starting on November 26, 2021. • The Series 2017-1 Secured ABS notes: Anticipated repayment date is June 2024, but the notes can be prepaid without penalty starting on November 26, 2021. The weighted average interest rate on the notes is 4.19% Our $400mm Unsecured Revolving Line of Credit had $18mm Outstanding $400

Differentiated Net Lease Portfolio

Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers

Service-Oriented & Experience-Based Industries (% of ABR)



Total Number of Tenant Industries[1]
2 3 17 37 116 51 28 55 41 32
100% 100% 95% 72% 65% 51% 44% 42% 42% 27%
FCPT
Getty Realty
STORE
REALTY INCOME
SPIRIT
BROADSTONE
VEREIT

Less Reliance on Top 10 Tenancy with Smaller Scale Properties (% of ABR)



Average Investment Per Property ($mm)[2]
$3.7 $6.5 $2.1 $3.8 $3.8 $2.8 $3.6 $3.6 $1.5 $2.8
18% 19% 21% 22% 27% 35% 36% 38% 84% 86%
STORE
BROADSTONE
SPIRIT
VEREIT
REALTY INCOME
Getty Realty
FCPT

Strong Unit-Level Coverage[3] & Transparency



% Unit-Level Financial Reporting[4]
16% 98% NR 49% NR 98% 45% 80% NR NR
3.1x 2.9x 2.7x 2.6x 2.6x 2.6x 2.4x NA NA NA
BROADSTONE
REALTY INCOME
SPIRIT
Getty Realty
STORE
VEREIT
FCPT

Limited Intermediate-Term Lease Maturities

(% of Rent Expiring through 2025)



Weighted Average Lease Term (# of Years)
14.0 14.5 10.2 10.7 9.5 9.7 10.1 10.7 9.0 8.4
4% 5% 6% 10% 14% 15% 19% 21% 27% 34%
STORE
FCPT
BROADSTONE
Getty Realty
SPIRIT
REALTY INCOME
VEREIT

Source: Public filings and press releases.

Note: Company data based on most recent reported filings for period ending December 31, 2020, not adjusted for post year-end announced subsequent events. 'NR' means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable.

1. Designations entitled "other" are counted as one industry, even though the "other" segment could represent multiple industries.
2. Investment value includes land and improvements, building and improvements, lease incentives, construction in progress, intangible lease assets, loans and direct financing lease receivables and real estate investments held for sale, all at cost.
3. EPRT, GTY, O, SRC and STOR coverage based on four-wall.
4. VER property level sales data was collected for 90.3% of retail and restaurant properties required to provide unit level sales reports, representing 45.1% of retail and restaurant properties owned.

14 Investor Presentation – March 2021 ESSENTIAL PROPERTIES

Relative Valuation and Growth

EPRT's Projected AFFO/sh Growth is Sector Leading

2021E AFFO per Share Multiple[1]


18.4x
18.4x
17.0x
16.9x
16.7x
14.9x
14.5x
13.8x
13.7x
11.7x
FCPT
STORE
Getty Realty
BROADSTONE
SPIRIT
VEREIT

2021E AFFO per Share Growth[2]


10.6%
10.0%
8.4%
6.9%
6.3%
5.8%
4.8%
3.7%
3.3%
2.1%
BROADSTONE
FCPT
Getty Realty
STORE
VEREIT
SPIRIT

2022E AFFO per Share Multiple[3]


17.3x
16.7x
16.3x
16.0x
15.7x
14.6x
13.9x
13.2x
13.0x
11.3x
FCPT
STORE
Getty Realty
SPIRIT
BROADSTONE
VEREIT

2022E AFFO per Share Growth[4]


10.2%
6.9%
6.6%
6.3%
5.7%
4.8%
4.5%
4.0%
3.9%
2.5%
STORE
BROADSTONE
FCPT
Getty Realty
VEREIT
SPIRIT

Source: Public filings, FactSet and SNL.
Note: Market data as of March 4, 2021.

1. 2021E AFFO per share multiple calculated using current price per share and FactSet mean 2021E AFFO per share estimates.
2. 2021E AFFO per share growth is calculated using FactSet mean 2021E AFFO per share estimates and 2020A AFFO per share. BNL 2020A AFFO calculated using 4Q20 AFFO, annualized, to adjust for timing of IPO. NNN 2020A AFFO of $2.68 excludes the net straight-line accrued rent impact of the rent deferrals (repayments) from the COVID-19 rent deferral lease amendment of $30mm for the year ended December 31, 2020.
3. 2022E AFFO per share multiple calculated using current price per share and FactSet mean 2022E AFFO per share estimates.
4. 2022E AFFO per share growth is calculated using FactSet mean 2022E AFFO per share estimates and FactSet mean 2021E AFFO per share estimates.

15

Investor Presentation – March 2021

ESSENTIAL PROPERTIES

Relative Balance Sheet and Liquidity

EPRT Maintains Low Leverage with Ample Liquidity Relative to Peers

Net Debt + Preferred / EBITDAre

(Net Debt plus Preferred-to-Adjusted Annualized EBITDAre[1])


4.8x
4.8x
4.9x
5.2x
5.2x
5.3x
5.5x
5.6x
5.7x
6.1x
Getty Realty
BROADSTONE
FCPT
STORE
SPIRIT
VEREIT

Net Debt + Preferred / Enterprise Value


24%
25%
27%
27%
28%
30%
31%
33%
36%
41%
FCPT
Getty Realty
STORE
BROADSTONE
SPIRIT
VEREIT

Debt / Undepreciated Gross Assets[2]


29.3%
31.3%
32.5%
32.8%
34.1%
35.0%
35.3%
35.4%
36.0%
37.8%
FCPT
BROADSTONE
SPIRIT
Getty Realty
VEREIT
STORE

Liquidity[3] / 2020 Fixed Costs[4] and 2021 Debt Maturities


3.7x
2.6x
2.6x
2.5x
2.5x
2.0x
1.7x
1.6x
1.5x
1.0x
BROADSTONE
Getty Realty
VEREIT
SPIRIT
FCPT
STORE

Source: Public filings, FactSet and SNL.

Note: Market data as of March 4, 2021. Company data based on most recent reported filings for period ending December 31, 2020, not adjusted for post year-end announced subsequent events. Companies may define adjusted annualized EBITDAre differently. Accordingly, such data for these companies and EPRT may not be comparable.

1. Adjusted annualized EBITDAre of public net lease REITs is for the most recently reported three months ended unless a specific period is used in companies' individual public filings and financial supplement.
2. Undepreciated Gross Assets represents the sum of total assets and accumulated depreciation.
3. Liquidity is defined as the sum of (i) cash and cash equivalents; (ii) availability on a revolving credit facility; (iii) undrawn commitments on term loans and (iv) unsettled forward equity issuances.
4. 2020 Fixed Costs includes: (i) 4Q20 general and administrative expense and operating expenses, annualized; (ii) estimated annual interest expense based on current capitalization; (iii) preferred stock dividend and (iv) common stock dividends.

16

Investor Presentation – March 2021

ESSENTIAL PROPERTIES

Appendix

Financial Summary – 4Q'20
Consolidated Statements of Operations

(in thousands, except share and per share data)	Three Months Ended December 31, 2020 (Unaudited)	Three Months Ended December 31, 2019 (Unaudited)	Year Ended December 31, 2020 (Unaudited)	Year Ended December 31, 2019 (Audited)
Revenues:				
Rental revenue[1,2]	$ 38,986	$ 37,828	$ 155,792	$ 135,670
Interest on loans and direct financing leases	2,106	1,355	8,136	3,024
Other revenue	17	22	81	663
Total revenues	41,109	39,205	164,009	139,357
Expenses:				
General and administrative[3]	4,738	5,290	24,444	21,745
Property expenses[4]	2,126	736	3,881	3,070
Depreciation and amortization	19,004	12,378	59,446	42,745
Provision for impairment of real estate	3,319	997	8,399	2,918
Provision for loan losses	299	—	830	—
Total expenses	29,486	19,401	97,000	70,478
Other operating income:				
Gain on dispositions of real estate, net	1,850	2,695	5,821	10,932
Income from operations	13,473	22,499	72,830	79,811
Other (expense)/income:				
Loss on repayment and repurchase of secured borrowings[5]	—	(887)	(924)	(5,240)
Interest expense	(7,764)	(6,963)	(29,651)	(27,037)
Interest income	52	71	485	794
Income before income tax expense	5,761	14,720	42,740	48,328
Income tax expense	56	94	212	303
Net income	5,705	14,626	42,528	48,025
Net income attributable to non-controlling interests	(35)	(105)	(255)	(6,181)
Net income attributable to stockholders	$ 5,670	$ 14,521	$ 42,273	$ 41,844
Basic weighted-average shares outstanding	104,963,676	81,232,922	95,311,035	64,104,058
Basic net income per share	$ 0.05	$ 0.18	$ 0.44	$ 0.65
Diluted weighted-average shares outstanding	105,840,736	82,231,030	96,197,705	75,309,896
Diluted net income per share	$ 0.05	$ 0.18	$ 0.44	$ 0.63

1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $88, $137, $444, and $855 for the three months and year ended December 31, 2020 and 2019, respectively.
2. Includes reimbursable income from the Company's tenants of $314, $247, $897, and $1,427 for the three months and year ended December 31, 2020 and 2019, respectively.
3. During the three months and year ended December 31, 2020, includes non-recurring expenses of $21 and $255, respectively, for reimbursement of executive relocation costs and non-recurring recruiting costs and, during the year ended December 31, 2020, includes $1,093 for costs and charges incurred in connection with the termination of one of our executive officers. During the year ended December 31, 2019, includes non-recurring expenses of $2,473 for costs and charges incurred in connection with the secondary offering by our funding capital partner and $275 for a provision for settlement of litigation.
4. Includes reimbursable expenses from the Company's tenants of $314, $247, $897, and $1,427 for the three months and year ended December 31, 2020 and 2019, respectively.
5. Includes the write-off of $887 and $924 of deferred financing costs during the three months ended December 31, 2019 and year ended December 31, 2020, respectively. During the year ended December 31, 2019, includes premium paid on repurchase of Master Trust Funding Program notes of $1,400, the write-off of $3,740 of deferred financing costs related to the repurchase and $100 of legal costs related to the repurchase.

18 Investor Presentation – March 2021 ESSENTIAL PROPERTIES

Financial Summary – 4Q'20

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO)

(unaudited, in thousands except per share amounts)	Three months ended December 31, 2020	Three months ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Net income	$ 5,705	$ 14,626	$ 42,528	$ 48,025
Depreciation and amortization of real estate	18,979	12,354	59,309	42,649
Provision for impairment of real estate	3,319	997	8,399	2,918
Gain on dispositions of real estate, net	(1,850)	(2,695)	(5,821)	(10,932)
Funds from Operations	26,153	25,282	104,415	82,660
Other non-recurring expenses[1]	21	887	2,273	7,988
Core Funds from Operations	26,174	26,169	106,688	90,648
Adjustments:				
Straight-line rental revenue, net	(2,584)	(3,336)	(11,905)	(12,215)
Non-cash interest expense	505	603	2,040	2,738
Non-cash compensation expense	1,386	1,022	5,427	4,546
Other amortization expense	2,836	80	3,854	815
Other non-cash charges	299	1	829	9
Capitalized interest expense	(5)	(125)	(228)	(290)
Transaction costs	179	—	291	—
Adjusted Funds from Operations	$ 28,790	$ 24,414	$ 106,995	$ 86,251
FFO per share[2]:				
Basic	$ 0.25	$ 0.27	$ 1.08	$ 1.11
Diluted	$ 0.25	$ 0.27	$ 1.08	$ 1.09
Core FFO per share[2]:				
Basic	$ 0.25	$ 0.31	$ 1.11	$ 1.21
Diluted	$ 0.25	$ 0.31	$ 1.10	$ 1.20
AFFO per share[2]:				
Basic	$ 0.27	$ 0.29	$ 1.11	$ 1.15
Diluted	$ 0.27	$ 0.29	$ 1.11	$ 1.14
Additional supplemental disclosure:				
Scheduled principal repayments	$ 989	$ 941	$ 3,885	$ 3,696
Contractual deferred rents included in total revenues	992	—	12,417	—
Reduction of revenue for non-accrual tenants:				
Cash	$ 505	$ —	$ 3,916	$ 25
Straight-line	970	—	3,233	—
Total reduction of revenue for non-accrual tenants	$ 1,475	$ —	$ 7,149	$ 25

1. Includes non-recurring expenses of $21 and $60 related to reimbursement of executive relocation costs during the three months and year ended December 31, 2020, $1,093 for severance payments and acceleration of non-cash compensation expense in connection with the termination of one of our executive officers during the year ended December 31, 2020, $195 of non-recurring recruiting costs during the year ended December 31, 2020, and our $924 loss on repayment of secured borrowings during the year ended December 31, 2020.
2. Calculations exclude $101, $110, $404 and $377 from the numerator for the three months and year ended December 31, 2020 and 2019, respectively, related to dividends paid on unvested RSAs and RSUs.

19

Investor Presentation – March 2021

ESSENTIAL PROPERTIES

Investor Presentation – March 202120 Financial Summary – 4Q’20 Consolidated Balance Sheets (in thousands, except share and per share amounts) December 31, 2020 December 31, 2019 ASSETS (Unaudited) (Audited) Investments: Real estate investments, at cost: Land and improvements $ 741,254 $ 588,279 Building and improvements 1,519,665 1,224,682 Lease incentive 14,297 4,908 Construction in progress 3,908 12,128 Intangible lease assets 80,271 78,922 Total real estate investments, at cost 2,359,395 1,908,919 Less: accumulated depreciation and amortization (136,097) (90,071) Total real estate investments, net 2,223,298 1,818,848 Loans and direct financing lease receivables, net 152,220 92,184 Real estate investments held for sale, net 17,058 1,211 Net investments 2,392,576 1,912,243 Cash and cash equivalents 26,602 8,304 Restricted cash 6,388 13,015 Straight-line rent receivable, net 37,830 25,926 Rent receivables, prepaid expenses and other assets, net 25,406 15,959 Total assets $ 2,488,802 $ 1,975,447 LIABILITIES AND EQUITY Secured borrowings, net of deferred financing costs $ 171,007 $ 235,336 Unsecured term loans, net of deferred financing costs 626,272 445,586 Revolving credit facility 18,000 46,000 Intangible lease liabilities, net 10,168 9,564 Dividend payable 25,703 19,395 Derivative liabilities 38,912 4,083 Accrued liabilities and other payables 16,792 13,371 Total liabilities 906,854 773,334 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of December 31, 2020 and 2019 — — Common stock, $0.01 par value; 500,000,000 authorized; 106,361,524 and 83,761,151 issued and outstanding as of December 31, 2020 and III2019, respectively 1,064 838 Additional paid-in capital 1,688,540 1,223,043 Distributions in excess of cumulative earnings (77,665) (27,482) Accumulated other comprehensive loss (37,181) (1,949) Total stockholders' equity 1,574,758 1,194,450 Non-controlling interests 7,190 7,663 Total equity 1,581,948 1,202,113 Total liabilities and equity $ 2,488,802 $ 1,975,447

Investor Presentation – March 202121 Financial Summary – 4Q’20 GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics Three Months Ended (unaudited, in thousands) December 31, 2020 Net income $ 5,705 Depreciation and amortization 19,004 Interest expense 7,764 Interest income (52) Income tax expense 56 EBITDA 32,476 Provision for impairment of real estate 3,319 Gain on dispositions of real estate, net (1,850) EBITDAre 33,945 Adjustment for current quarter re-leasing, acquisition and disposition activity1 4,681 Adjustment to exclude other non-recurring activity2 2,826 Adjusted EBITDAre - Current Estimated Run Rate 41,452 General and administrative 4,717 Adjusted net operating income ("NOI") 46,169 Straight-line rental revenue, net1 (2,778) Other amortization expense 2,836 Adjusted Cash NOI $ 46,227 Annualized EBITDAre $ 135,780 Annualized Adjusted EBITDAre $ 165,808 Annualized Adjusted NOI $ 184,676 Annualized Adjusted Cash NOI $ 184,908 1. These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate made during the three months ended December 31, 2020 had occurred on October 1, 2020. 2. Adjustment excludes $21 of non-core expenses added back to compute Core FFO, the $299 adjustment to our provision for loan loss and $2,506 related to the write-off of receivables and real estate tax expense from prior periods for non-accrual tenants.

Investor Presentation – March 202122 Financial Summary – 4Q’20 Market Capitalization, Debt Summary and Leverage Metrics (dollars in thousands, except share and per share amounts) December 31, 2020 Rate1 Maturity2 Secured debt: Series 2017-1, Class A $ 157,524 4.10% 3.5 years Series 2017-1, Class B 15,669 5.11% 3.5 years Total secured debt 173,193 4.19% 3.5 years Unsecured debt: $200mm term loan 200,000 3.26% 3.3 years $430mm term loan 430,000 3.02% 5.9 years Revolving credit facility3 18,000 LIBOR plus 1.25% to 1.85% 2.3 years Total unsecured debt 648,000 3.05% 5.0 years Gross debt 821,193 3.29% 4.7 years Less: cash & cash equivalents (26,602) Less: restricted cash deposits held for the benefit of lenders (6,388) Net debt 788,203 Equity: Preferred stock — Common stock & OP units (106,915,371 shares @ $21.20/share as of 12/31/20)4 2,266,606 Total equity 2,266,606 Total enterprise value ("TEV") $ 3,054,809 Net Debt / TEV 25.8% Net Debt / Annualized Adjusted EBITDAre 4.8x 1. Interest rates are presented after giving effect to our interest rate swap agreements, where applicable. 2. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. 2. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $400 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. 3. Common equity & units as of December 31, 2020, based on 106,361,524 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests.

Investor Presentation – March 202123 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – March 202124 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – March 202125 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. GE Seed Portfolio GE seed portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property. Disclaimer Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).